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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1998 (except for Note 16 as to which the date is February 17, 1998) included in Calpine Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

San Jose, California
August 7, 1998